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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 2004

                      CHAMPION COMMUNICATION SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        001-12565                                         76-00448005
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


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                          1610 WOODSTEAD CT., SUITE 330
                           THE WOODLANDS, TEXAS 77380
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (281) 362-0144
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7. EXHIBITS

99.1 Press release dated August 19, 2004, issued by Champion Communication Services, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 12. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On August 19, 2004, Champion Communication Services, Inc. issued a press release announcing its results of operations and financial condition for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHAMPION COMMUNICATION SERVICES, INC.
                                      (Registrant)


Date:  August 19, 2004                By: /s/ Pamela R. Cooper
                                         ---------------------------------------
                                          (Signature)
                                          Chief Financial Officer, Secretary and
                                          Treasurer

                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
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99.1                Press release dated August 19, 2004, issued by Champion
                    Communication Services, Inc.